                        American Legacy III Plus       The Lincoln National Life
                        Variable Annuity Application       Insurance Company
                                                          Fort Wayne, Indiana

--------------------------------------------------------------------------------
Instructions: Please type or print. ANY ALTERATIONS TO THIS APPLICATION MUST BE INITIALED BY THE CONTRACT OWNER.
--------------------------------------------------------------------------------

1a  Rights Of Accumulation (If additional space is needed, use Section 12.)

    [ ] I own an American Funds mutual fund or American Legacy variable annuity, which may entitle me to increased bonus credit amounts as described in the prospectus. My account numbers are:

         ------------------------------   ------------------------------

    [ ] The registration of some of my shares differs. Their account numbers are (may include spouse and/or children under 21):

Account no.                     Name                          SSN
            ------------------       -----------------------      -------------

Account no.                     Name                          SSN
            ------------------       -----------------------      -------------

-------------------------------------------------------------------------------

1b  Contract Owner  Note: Maximum age of Contract Owner is 85.

                                     Social Security number/TIN [ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]
----------------------------------
Full legal name or trust name*       Date of birth    [ ][ ] [ ][ ] [ ][ ]
                                                      Month   Day    Year
                                        [ ] Male   [ ] Female


-----------------------------------  Home telephone number  [ ][ ][ ]-[ ][ ][ ]-[ ][ ][ ][ ]
Street address
                                     Date of trust*  [ ][ ] [ ][ ] [ ][ ]
----------------------------------                   Month   Day    Year
City             State        ZIP
                                           Is trust revocable?*
----------------------------------            [ ] Yes   [ ] No
Trustee name*
                                     *This information is required for trusts.

-------------------------------------------------------------------------------

1c  Joint Contract Owner   Note: Maximum age of Joint Contract Owner is 85.

                                     Social Security number [ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]
---------------------------
Full legal name                      Date of birth    [ ][ ] [ ][ ] [ ][ ]
                                                      Month   Day    Year

                                        [ ] Male   [ ] Female
                                        [ ] Spouse [ ] Non-Spouse

-------------------------------------------------------------------------------

2a  Annuitant   Note: Maximum age of Annuitant is 85. (If no Annuitant is
    specified, the Contract Owner, or Joint Owner if younger, will be the
    Annuitant.)

                                     Social Security number [ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]
----------------------------------
Full legal name                      Date of birth    [ ][ ] [ ][ ] [ ][ ]
                                                      Month    Day   Year

                                        [ ] Male   [ ] Female

-----------------------------------  Home telephone number [ ][ ][ ]-[ ][ ][ ]-[ ][ ][ ][ ]
Street address

----------------------------------
City             State        ZIP

-------------------------------------------------------------------------------

2b  Contingent Annuitant   Note: Maximum age of Contingent Annuitant is 85.


---------------------------------  Social Security number [ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]
Full legal name

-------------------------------------------------------------------------------

3 Beneficiary(ies) of Contract Owner (List additional beneficiaries on a separate sheet. If listing children, use full legal names.)

                                                                                                                %
----------------------------------------          ------------------------------           -------------     ----
Full legal name or trust name*                    Relationship to Contract Owner           SSN/TIN
[ ] Primary  [ ] Contingent

                                                                                                                %
----------------------------------------          ------------------------------           -------------     ----
Full legal name or trust name*                    Relationship to Contract Owner           SSN/TIN
[ ] Primary  [ ] Contingent

                                                                                                                %
----------------------------------------          ------------------------------           -------------     ----
Full legal name or trust name*                    Relationship to Contract Owner           SSN/TIN
[ ] Primary  [ ] Contingent

                                                  Date of trust*   [ ][ ] [ ][ ] [ ][ ]       Is trust revocable?*
----------------------------------------                           Month   Day    Year        [ ] Yes      [ ] No
Executor/Trustee name*                            *This information is required for trusts.

To specify an annuity payment option for your beneficiary, please complete the Beneficiary Payment Options form (29953).

-------------------------------------------------------------------------------

4  Type of American Legacy Contract

Nonqualified: [ ] Initial Contribution OR  [ ] 1035 Exchange
Tax-Qualified (must complete plan type): Tax Year ______ Transfer OR
[ ] Rollover Plan Type (check one): [ ] Roth IRA [ ] Traditional IRA
[ ] Non-ERISA 403(b)* (transfers only)
*Indicate plan year-end: [ ][ ] [ ][ ]
                         Month   Day

5a  Allocation (This section must be completed.)

Initial minimum: $25,000

Future contributions will follow the allocation below. If DCA option is selected, the entire amount of each future contribution will follow the allocation in Section 5b.

If no allocations are specified in Section 5a or 5b, the entire amount will be allocated to the Cash Management Fund pending instructions from the Contract Owner.

--------------------------------------------------------
Please allocate my contribution of:

      $____________________ OR $ ___________________
       Initial contribution      Approximate amount
                                 from previous carrier
--------------------------------------------------------
INTO THE FUND(S) BELOW
Use whole percentages

        %  Global Growth Fund
--------
        %  Global Small Capitalization Fund
--------
        %  Growth Fund
--------
        %  International Fund
--------
        %  New World Fund
--------
        %  Growth-Income Fund
--------
        %  Asset Allocation Fund
--------
        %  High-Yield Bond Fund
--------
        %  Bond Fund
--------
        %  U.S. Govt./AAA-Rated Securities Fund
--------
        %  Cash Management Fund
--------
        %  Fixed Account
--------
        %  DCA Fixed Account (must complete 5b)
--------
        %  Total (must = 100%)
========
--------------------------------------------------------

5b  Dollar Cost Averaging (Complete only if electing DCA.)
$1,500 minimum required in the Holding Account

----------------------------------------------------------------------
Total amount to DCA:                      $
                                            --------------------
        OR
MONTHLY amount to DCA:                    $
                                            --------------------

----------------------------------------------------------------------

OVER THE FOLLOWING PERIOD:                  ---------------------
                                               MONTHS (6-60)

----------------------------------------------------------------------
FROM THE FOLLOWING HOLDING ACCOUNT (check one):

     DCA Fixed Account
-----
     Cash Management Fund*
-----
     U.S. Govt./AAA-Rated Securities Fund*
-----
----------------------------------------------------------------------
INTO THE FUND(S) BELOW
Use whole percentages                *The holding account and
                                      the DCA fund elected
                                      cannot be the same.
        %  Global Growth Fund
--------
        %  Global Small Capitalization Fund
--------
        %  Growth Fund
--------
        %  International Fund
--------
        %  New World Fund
--------
        %  Growth-Income Fund
--------
        %  Asset Allocation Fund
--------
        %  High-Yield Bond Fund
--------
        %  Bond Fund
--------
        %  U.S. Govt./AAA-Rated Securities Fund*
--------
        %  Cash Management Fund*
--------
        %  Fixed Account
--------
        %  Total (must = 100%)
========

----------------------------------------------------------------------

Future contributions will not automatically start a new DCA program. Instructions must accompany each DCA contribution.
--------------------------------------------------------------------------------
5c  Cross-Reinvestment or Portfolio Rebalancing

To elect either of these options, please complete the Cross-Reinvestment form (28051) or the Portfolio Rebalancing form (28887).
--------------------------------------------------------------------------------
6  Automatic Withdrawals
Note: Withdrawals exceeding 10% of the greater of total contract value or premium payments per contract year may be subject to contingent deferred sales charges.

[ ] Please provide me with automatic withdrawals based on _____% (may be between 1-10%) of the greater of total contract value or premium payments, payable as follows:

[ ] Monthly    [ ] Quarterly  [ ] Semiannually   [ ] Annually

Begin withdrawals in [ ] [ ]  [ ] [ ]
                      Month    Year
                                      OR

 [ ] Please provide me with
     automatic withdrawals
     of $____________

 [ ] Monthly ______ Quarterly ______ Semiannually ______ Annually
     Begin withdrawals in _____   ______
                          Month   Year

ELECT ONE:   [ ] Do withhold taxes   Amount to be withheld $_______ or _______%
             [ ] Do not withhold taxes

ELECT ONE:   [ ] Send check to address of record

             [ ] Direct deposit
                 For direct deposit into your bank account, the Electronic Fund Transfer Authorization form (27326) must be completed and submitted with a voided check or a savings deposit slip.

                                      OR

   [ ] Send check to the
       following alternate
       address:

   ---------------------------------

   ---------------------------------

   ---------------------------------

--------------------------------------------------------------------------------
7  Automatic Bank Draft

  ------------------------------------------------------------------------------
  Print account holder name(s) EXACTLY as shown on bank records

                                                             ATTACH VOIDED CHECK
  -----------------------------------------------------------
  Bank name                                ABA number

  ------------------------------------------------------------------------------
  Bank street address                 City                    State        ZIP

  Automatic bank draft start date:

  [_][_]    [_][_]    [_][_]                                    $
  Month   Day (1-28)   Year     ------------------------------   ---------------
                                  Checking account number         Monthly amount

  I/We hereby request and authorize you to pay and charge to my/our account checks or electronic fund transfer debits processed by and payable to the order of Lincoln Life, P.O. Box 2348, Fort Wayne, IN 46801-2348, provided there are sufficient collected funds in said account to pay the same upon presentation. It will not be necessary for any officer or employee of Lincoln Life to sign such checks. I/We agree that your rights in respect to each such check shall be the same as if it were a check drawn on you and signed personally by me/us. This authority is to remain in effect until revoked by me/us, and until you actually receive such notice I/we agree that you shall be fully protected in honoring any such check or electronic fund transfer debit. I/We further agree that if any such check or electronic fund transfer debit be dishonored, whether with or without cause and whether intentionally or inadvertently, you shall be under no liability whatsoever even though such dishonor results in the forfeiture of insurance or investment loss to me/us.

--------------------------------------------------------------------------------
8  Telephone/Internet Authorization (Check box if this option is desired.)

  [_] I/We hereby authorize and direct Lincoln Life to accept instructions via telephone or the internet from any person who can furnish proper identification to exchange units from subaccount to subaccount, change the allocation of future investments, and/or clarify any unclear or missing administrative information contained on this application at the time of issue. I/We agree to hold harmless and indemnify Lincoln Life, American Funds Distributors, Inc. and their affiliates and any mutual fund managed by such affiliates and their directors, trustees, officers, employees and agents for any losses arising from such instructions.

--------------------------------------------------------------------------------
9  Replacement   Will the proposed contract replace any existing annuity or life insurance contract?

  ELECT ONE: [_] No [_] Yes If yes, complete the attached 1035 Exchange or Qualified Retirement Account Transfer form.

  (Attach a state replacement form if required by the state in which the application is signed.)

  ------------------------------------------------------------------------------
  Company name

  ------------------------------------------------------------------------------
  Plan name                                              Year issued

--------------------------------------------------------------------------------
  Fraud Warning Residents of all states except Virginia and Washington, please note:

  Any person who knowingly, and with intent to defraud any insurance company or other person, files or submits an application or statement of claim containing any materially false or deceptive information, or conceals, for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

--------------------------------------------------------------------------------
10  Signatures

  All statements made in this application are true to the best of my/our knowledge and belief, and I/we agree to all terms and conditions as shown. I/We acknowledge receipt of current prospectuses for American Legacy III Plus and American Funds Insurance Series/TM/ and verify my/our understanding that all payments and values provided by the contract, when based on investment experience of the funds in the Series, are variable and not guaranteed as to dollar amount. Under penalty of perjury, the Contract Owner(s) certifies that the Social Security (or taxpayer identification) number(s) is correct as it appears in this application.

  -------------------------------------------
  Signed at (city)                 State           Date  [_][_]  [_][_]  [_][_]
                                                         Month     Day    Year


  -------------------------------------------
   Signature of          Joint Contract Owner
  Contract Owner           (if applicable)



  -------------------------------------------
  Signed at (city)              State              Date  [_][_]  [_][_]  [_][_]
                                                         Month     Day    Year


  -------------------------------------------
  Signature of Annuitant (Annuitant must sign if Contract Owner is a trust or custodian.)

================================================================================
             FINANCIAL ADVISER MUST COMPLETE REVERSE SIDE (PAGE 4)
================================================================================
                                    Page 3

================================================================================
THE FOLLOWING SECTIONS MUST BE COMPLETED BY THE SECURITIES DEALER OR FINANCIAL ADVISER. Please type or print.
================================================================================

11  Insurance in Force   Will the proposed contract replace any existing annuity
    or life insurance contract?

    ELECT ONE: [_] No [_] Yes If yes, please list the insurance in force on the life of the proposed Contract Owner(s) and Annuitant(s):

    (Attach a state replacement form if required by the state in which the application was signed.)
                                                                 $
--------------------------------------------------------------------------------
    Company name                                 Year issued       Amount

--------------------------------------------------------------------------------
12  Additional Remarks

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
13 American Funds/American Legacy Total Account Value (For rights of accumulation purposes.)

    My client owns a total of $ ____________________ in the American Funds mutual funds and/or American Legacy variable annuity products. NOTE: Please include the deposit amount for the purchase of this contract.

--------------------------------------------------------------------------------
14  Dealer Information    Note: Licensing appointment with Lincoln Life is
    ___1  ___2  ___3            required for this application to be processed.
                                If more than one representative, please indicate names and percentages in Section 12.

    ------------------------------------------  [_][_][_] [_][_][_]-[_][_][_][_]
    Registered representative's name            Registered representative's
    (print as it appears on NASD licensing)     telephone number

    ------------------------------------------  [_][_][_]-[_][_]-[_][_][_][_]
    Client account number at dealer             Registered representative's SSN
    (if applicable)

    ----------------------------------------------------------------------------
    Dealer's name


    ----------------------------------------------------------------------------
    Branch address                   City                    State        ZIP
    [_] CHECK IF BROKER CHANGE OF ADDRESS
--------------------------------------------------------------------------------

15  Representative's Signature

    The representative hereby certifies that he/she witnessed the signature(s) in Section 10 and that all information contained in this application is true to the best of his/her knowledge and belief.

    ----------------------------------------------------------------------------
    Signature
--------------------------------------------------------------------------------
                      Send completed application -- with a check made payable to Lincoln Life -- to your investment dealer's home office or to:

                      Lincoln Life
                      P.O. Box 2348
                      Fort Wayne, IN 46801-2348

   By Express Mail:   Lincoln Life
                      Attention: American Legacy Operations
                      1300 South Clinton Street
                      Fort Wayne, IN 46802

If you have any questions regarding this application, please call Lincoln Life at 800 942-5500.

                                    Page 4